Exhibit 10.28
SUPPLEMENT TO SECURITY AND PLEDGE AGREEMENT
SUPPLEMENT, dated as of July 2, 2018 (this “Supplement”), to the Security and Pledge Agreement, dated as of January 12, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Security and Pledge Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms therein), among INTELSAT JACKSON HOLDINGS S.A. (the “Company”), each subsidiary of the Company listed on Annex A thereto (each such subsidiary individually, a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors and the Company are referred to collectively herein as the “Grantors”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors and assigns, in such capacities the “Administrative Agent”) for the Lenders, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral trustee (together with its successors and assigns, in such capacities the “Collateral Trustee”) for the benefit of the Secured Parties.
WHEREAS, the Company is party to (i) a Credit Agreement, dated as of January 12, 2011 (as amended by Amendment and Joinder Agreement, dated as of October 3, 2012, and as further amended by Amendment No. 2 and Joinder Agreement, dated as of November 27, 2013, and as further amended by Amendment No. 3 and Joinder Agreement, dated as of November 27, 2017, and as further amended by Amendment No. 4, dated as of December 12, 2017, and as further amended by Amendment No. 5 and Joinder Agreement, dated as of January 2, 2018, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, Intelsat Connect Finance S.A. (“Holdings”), the financial institutions or entities from time to time party thereto as lenders (the “Lenders”), the Administrative Agent and the other agent parties party thereto and (ii)(a) an Indenture, dated as of March 29, 2016, among the Company, Holdings, the subsidiary guarantors named therein, and the Collateral Trustee (the “March Indenture”) and (b) an Indenture, dated as of June 30, 2016, among the Company, Holdings, the subsidiary guarantors named therein, and the Collateral Trustee (together with the March Indenture, each, an “Indenture” and, collectively, the “Indentures”);
WHEREAS, the Loans and Letters of Credit issued under the Credit Agreement and the Notes are First Lien Debt subject to the terms of the Collateral Agency and Intercreditor Agreement; and
WHEREAS, Section 9.11 of the Credit Agreement, Section 10.13 of the Security and Pledge Agreement and Section 4.18(a) of each Indenture provide that the Company will cause each direct or indirect Material Subsidiary (other than any Unrestricted Subsidiary or a Receivables Subsidiary) formed or otherwise purchased or acquired after the Issue Date of each Indenture or the Closing Date of the Credit Agreement become a Grantor, with the same force and effect as if originally named as Grantor in the Security and Pledge Agreement, for all purposes of the Security and Pledge Agreement upon execution and delivery by such Subsidiary of an instrument in the form of this Supplement. Each of the undersigned identified as a “New Grantor” on the signature pages hereto (each, a “New Grantor”) is executing this Supplement in accordance with the requirements of the Security and Pledge Agreement, Credit Agreement and the Indentures to become a Subsidiary Grantor under the Security and Pledge Agreement.
NOW THEREFORE, in consideration of the above premises, the Collateral Trustee, the Administrative Agent and the New Grantors agree as follows:
SECTION 1. In accordance with Section 10.13 of the Security and Pledge Agreement, each New Grantor by its signature below becomes a Grantor under the Security and Pledge Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security and Pledge Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects with respect to such New Grantor on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Obligations, does hereby bargain, convey, assign, set over, mortgage, pledge, hypothecate and transfer to the Collateral Trustee, for its benefit and the ratable benefit of the other Secured Parties, and hereby grants to the Collateral Trustee, for its benefit and the ratable benefit of the other Secured Parties, a Security Interest in all of the Collateral of such New Grantor, in each case whether now or hereafter existing or in which such New Grantor now has or hereafter acquires an interest. Each reference to a “Grantor” in the Security and Pledge Agreement shall be deemed to include each New Grantor. The Security and Pledge Agreement is hereby incorporated herein by reference.
Each New Grantor hereby irrevocably authorizes the Collateral Trustee at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such New Grantor is an organization, the type of organization and any organizational identification number issued to such New Grantor. Such financing statements may describe the Collateral in the same manner as described in the Security and Pledge Agreement or may contain an indication or description of collateral that describes such property in any other manner such as “all assets” or “all personal property, whether now owned or hereafter acquired” or words of similar effect. Each New Grantor agrees to provide such information to Collateral Trustee promptly upon request.
SECTION 2. Each New Grantor represents and warrants to the Collateral Trustee and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity subject to mandatory Luxembourg law provisions.
SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Trustee, the Administrative Agent and the Company. This Supplement shall become effective as to each New Grantor when the Collateral Trustee and the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Grantor, the Collateral Trustee and the Administrative Agent.
SECTION 4. Each New Grantor hereby represents and warrants that, as of the date hereof, (a) Schedule I hereto sets forth (i) the legal name of such New Grantor, (ii) the jurisdiction of incorporation or organization of such New Grantor, (iii) the true and correct location of the chief executive office and principal place of business and any office in which it maintains books or records relating to Collateral owned by it, (iv) the identity or type of organization or corporate structure of such New Grantor and (v) the organizational number of such New Grantor, (b) Schedule II hereto sets forth all of each New Grantor’s Copyright Licenses, (c) Schedule III hereto sets forth, in proper form for filing with the United States Copyright Office, all of each New Grantor’s Copyrights (and all applications therefor), (d) Schedule IV hereto sets forth all of each New Grantor’s Patent Licenses, (e) Schedule V hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all of each New Grantor’s Patents (and all applications therefor), (f) Schedule VI hereto sets forth all of each New Grantor’s Trademark Licenses, (g) Schedule VII hereto sets forth, in proper form for filing with the United States Patent and Trademark Office, all of each New Grantor’s Trademarks (and all applications therefor) and (h) Schedule VIII sets forth all Pledged Collateral of the New Grantor.
SECTION 5. Except as expressly supplemented hereby, the Security and Pledge Agreement shall remain in full force and effect.
SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security and Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8. All notices, requests and demands pursuant hereto shall be made in accordance with Section 10.2 of the Security and Pledge Agreement. All communications and notices hereunder to each New Grantor shall be given to it in care of the Company at the Company’s address set forth in Section 10.2 of the Security and Pledge Agreement.
SECTION 9. Each New Grantor agrees to reimburse the Collateral Trustee for its respective reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Trustee.

IN WITNESS WHEREOF, each New Grantor, the Collateral Trustee and the Administrative Agent have duly executed this Supplement to the Security and Pledge Agreement as of the day and year first above written.

INTELSAT ALLIANCE LP, as a New Grantor
By: INTELSAT GENESIS GP LLC, as its general
partner
By:    /s/ Sajid Ajmeri
Name: Sajid Ajmeri
Title: Vice President, Corporate & Securities & Assistant Secretary

INTELSAT GENESIS GP LLC, as a New Grantor
By:    /s/ Sajid Ajmeri
Name: Sajid Ajmeri
Title: Vice President, Corporate & Securities & Assistant Secretary

INTELSAT VENTURES S.À R.L., as a New Grantor
By:    /s/ Franz Russ
Name: Franz Russ
Title: Chairman and Chief Executive Officer

BANK OF AMERICA, N.A., as Administrative Agent
By: _/s/ Charles G. Hart
Name: Charles G. Hart
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee
By: _/s/ Joshua G. James
Name: Joshua G. James
Title: Vice President

SCHEDULE I

Intelsat Alliance LP, a Delaware limited partnership
7900 Tysons One Place, McLean, Virginia 22102
Organizational Number: 6884505

Intelsat Genesis GP LLC, a Delaware limited liability company
7900 Tysons One Place, McLean, Virginia 22102
Organizational Number : 6947877

Intelsat Ventures S.à r.l., a Luxembourg société à responsabilité limitée
4, rue Albert Borschette, L-1246 Luxembourg
R.C.S. Luxembourg B pending

SCHEDULE II

None.

SCHEDULE III

None.

SCHEDULE IV

None.

SCHEDULE V

None.

SCHEDULE VI

None.

SCHEDULE VII

None.

SCHEDULE VIII

PLEDGED SHARES

None.

PLEDGED DEBT

None.